                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                            ________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Earliest Event Reported
                                 October 8, 2002


                                US PATRIOT, INC.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 South Carolina
                                 --------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OF ORGANIZATION)



                 000-49865                    57-1107699
         ----------------------       ---------------------------------
        (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NUMBER)


           101 Chares Drive
       Bryn Mawr, Pennsylvania                      19010
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)     (ZIP  CODE)
--------------------------------------------  -----------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 660-5906


                                5401 Forest Drive
                         Columbia, South Carolina 29206
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                         ______________________________
                     Exhibit Index appears on page 5 hereof.

ITEM  1.      CHANGES  IN  CONTROL  OF  REGISTRANT

     On October 2, 2002, pursuant to a Share Exchange Agreement and Plan of Reorganization (the "Share Exchange Agreement") by and among US Patriot, Inc. ("US Patriot") and Christopher Schwartz ("Schwartz"), an adult individual resident of the Commonwealth of Pennsylvania, US Patriot acquired from Schwartz all of the capital stock of Metropolitan Recording, Inc., a Pennsylvania corporation ("Metropolitan Recording"). Metropolitan Recording owns all of the membership interests of Ruffnation Films LLC, a Pennsylvania limited liability company ("Ruffnation"), and all of the membership interests of Snipes Productions, LLC, a Pennsylvania limited liability company ("Snipes"). In connection with the share exchange between US Patriot and Schwartz, all of the issued and outstanding shares of capital stock of Metropolitan Recording were tendered by Schwartz to US Patriot and US Patriot issued to Schwartz 8,000,000 shares of US Patriot common stock, $.0001 par value per share and 1,000,000 shares of US Patriot Series A Convertible Preferred Stock, $.0001 par value per share. Each share of Series A Convertible Preferred Stock is convertible into 10 shares of common stock at the option of the holder and is entitled to 10 votes in all matters submitted to a vote of US Patriot shareholders. Following the closing of the transactions contemplated by the Share Exchange Agreement, Schwartz was appointed as the President of US Patriot and was appointed as a member of the Board of Directors of US Patriot. Thereafter the former officers and directors of US Patriot resigned. Schwartz is currently employed by US Patriot pursuant to an employment agreement. Schwartz beneficially owns securities of US Patriot which entitle him to cast approximately 50% of the votes in all matters submitted to the shareholders of US Patriot for a vote.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Disposition of Assets
     -----------------------

     Prior to the closing of the transactions contemplated by the Share Exchange Agreement, the former officers and directors of US Patriot conveyed all of the assets and liabilities of US Patriot to a new entity which is unaffiliated with US Patriot.

     Acquisition  of  Assets
     -----------------------

     As a result of the consummation of the transactions contemplated by the Share Exchange Agreement, US Patriot acquired from Schwartz all of the capital stock of Metropolitan Recording and all of the membership interests of each of Ruffnation and Snipes in exchange for 8,000,000 shares of US Patriot common stock par value $.0001 per share and 1,000,000 shares of US Patriot Series A Preferred Stock par value $.0001 per share. Accordingly, US Patriot owns the operations and all of the assets of: (i) Metropolitan Recording, including its audio recording facility; (ii) Ruffnation, including its digital film and editing facilities; and (iii) Snipes, which in 2002 produced and released the first full length film project of Ruffnation which is entitled "Snipes". The consideration exchanged pursuant to the Share Exchange Agreement was negotiated between US Patriot and Schwartz. In determining the share exchange consideration US Patriot evaluated the current and anticipated business plan and operations of Metropolitan Recording, Ruffnation and Snipes and the business and management experience and ability of Schwartz.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired

     It is impracticable at the time of the filing of this Current Report to provide the historical financial information for Metropolitan Recording, Ruffnation and Snipes required by Regulation S-X. Accordingly, US Patriot will file the required historical financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

     (b)     Pro  Forma  Financial  Statements  of  Business  Acquired

     It is impracticable at the time of the filing of this Current Report to provide the pro forma financial information for Metropolitan Recording, Ruffnation and Snipes required by Regulation S-X. Accordingly, US Patriot will file the required pro forma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

     (c)     Exhibits.

1.1 Share Exchange Agreement and Plan of Reorganization dated as of October 2, 2002 by and among US Patriot, Inc. and Christopher Schwartz.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US  PATRIOT,  INC.



                                        By:  /s/  Chris  Schwartz
                                        --------------------
                                        Name:  Chris  Schwartz
                                        Title:  Chief  Executive  Officer


Date:  October  17,  2002

                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.
------------

1.1 Share Exchange Agreement and Plan of Reorganization dated as of October 2, 2002 by and among US Patriot, Inc. and Christopher Schwartz

                                   EXHIBIT 1.1
                                   -----------
               SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION
               ---------------------------------------------------

     Share Exchange Agreement and Plan of Reorganization dated as of October 2, 2002 (this "AGREEMENT"), by and among US Patriot, Inc., a South Carolina corporation ("PURCHASER"), and Christopher Schwartz, an individual resident of the Commonwealth of Pennsylvania ("SCHWARTZ").

                                   BACKGROUND

     A. Purchaser and Schwartz have agreed to the acquisition by Purchaser from Schwartz of the capital stock of Metropolitan Recording Inc., a Pennsylvania corporation ("METROPOLITAN"), wholly owned by Schwartz, pursuant to a voluntary share exchange transaction (the "SHARE EXCHANGE") between Purchaser and Schwartz upon the terms and subject to the conditions set forth herein.

     B. Metropolitan owns all of the membership interests of Ruffnation Films LLC ("RUFFNATION"), a Pennsylvania limited liability company, and all of the membership interests of Snipes Productions, LLC ("SNIPES"), a Pennsylvania limited liability company.

     C. In furtherance thereof, Schwartz and the Board of Directors of Purchaser and the Board of Directors of Metropolitan have each approved a voluntary share exchange transaction in accordance with the applicable provisions of the South Carolina Business Corporation Act (the "SBCA") and upon the terms and subject to the conditions set forth herein.

     D. For federal income tax purposes, the parties intend that the Share Exchange shall constitute a tax-free reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "CODE"). NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Purchaser and Schwartz hereby agree as follows:

                                    ARTICLE I
                               THE SHARE EXCHANGE

Section  1.1     The  Share Exchange.  As of the Closing (as defined below), the
                 -------------------
parties hereto shall cause the Share Exchange to be consummated by taking all appropriate actions to ensure that all of the issued and outstanding shares of capital stock of Metropolitan (the "METROPOLITAN STOCK"), are tendered by Schwartz to Purchaser in exchange for the issuance to Schwartz of (x) eight million (8,000,000) newly issued shares of common stock, $.0001 par value per share, of Purchaser ("PURCHASER COMMON STOCK") and (y) one million (1,000,000) newly issued shares of Series A Convertible Preferred Stock, $.0001 par value per share, of Purchaser ("PURCHASER PREFERRED STOCK") having rights and preferences as set forth in the Certificate of Designations of Rights and Preferences of Series A Convertible Preferred Stock attached as Exhibit "A" hereto (the "CERTIFICATE OF DESIGNATIONS"). The Purchaser Common Stock and the Purchaser Preferred Stock issuable under this Section 1.1(a) is sometimes collectively referred to herein as the "SHARE EXCHANGE CONSIDERATION."

Section  1.2     Tax Free Reorganization.  The parties hereto agree to use their
                 -----------------------
best efforts and to cooperate with each other to cause the Share Exchange to be a tax-free reorganization within the meaning of Section 368 of the Code.

                                   ARTICLE II
                                  THE CLOSING

Section  2.1     Closing.  The  closing of the transactions contemplated by this
                 -------
Agreement (the "CLOSING") shall take place at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 260 S. Broad Street, Philadelphia, Pennsylvania, at such time as the parties shall agree. The date on which the Closing actually occurs is referred to herein as the "CLOSING DATE."

Section  2.2     Deliveries  by  Schwartz.
                 ------------------------
(a) At the Closing, Schwartz shall deliver to Purchaser (unless delivered previously), the following:

(i)  stock  certificates  endorsed in blank representing the Metropolitan Stock;

(ii) the  certificate  referred  to  in  Section  5.4;

(iii)  the  opinion  of  counsel  referred  to  in  Section  5.5;

(iv) executed  counterparts  of  any  consents  referred  to in Section 5.7; and

(v) all other previously undelivered documents and instruments required to be delivered by Schwartz to Purchaser at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

Section  2.3     Deliveries  by  Purchaser.
                 -------------------------
(a) At the Closing, Purchaser shall deliver to Schwartz (unless delivered previously) the following:

(i)     a  certificate  or certificates representing the Purchaser Common Stock;

(ii)     a  certificate  or  certificates  representing  the Purchaser Preferred
Stock;

(iii) resolutions of the Board of Directors of Purchaser electing Schwartz as a director and CEO of Purchaser;

(iv)     the  certificates  referred  to  in  Sections  6.3  and  6.4;  and

(v) all other previously undelivered documents and instruments required to be delivered by Purchaser to Schwartz at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF SCHWARTZ

     Schwartz represents and warrants to Purchaser as of the date hereof and as of the Closing Date (except for representations and warranties that expressly relate to a different date) as follows:

Section  3.1     Organization,  Etc.  Metropolitan  is  a  corporation  duly
                 ------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Ruffnation is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Snipes is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Metropolitan, Ruffnation and Snipes each have the corporate power and authority to conduct its business as it is currently being conducted and to own and lease the property and assets that it now owns and leases. Neither Metropolitan, Ruffnation nor Snipes do business as a foreign corporation in any jurisdiction where the failure to be qualified as a foreign corporation would have a material adverse effect on their operations, condition (financial or other), assets, liabilities, earnings or prospects (a "MATERIAL ADVERSE EFFECT"). The copies of the articles of incorporation and by-laws of Metropolitan and the certificates of formation of Ruffnation and Snipes delivered to Purchaser by Schwartz are complete and correct copies of such instruments as currently in effect. Except as set forth on Schedule 3.1,
                                                                   ------------
neither Metropolitan, Ruffnation nor Snipes directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest, in any corporation, partnership, joint venture or other business association, entity or person.


Section  3.2     Authorization.  Schwartz  has  all  the  power and authority to
                 -------------
execute, deliver and consummate the transactions contemplated by this Agreement. Schwartz is an adult individual with full power to own and dispose of his property and to manage his fiscal affairs. Schwartz is not subject to any legal disability that would prevent him from performing his obligations under this Agreement. No order has been entered appointing a receiver for either Schwartz or his spouse or any of his/their assets owned jointly or otherwise. This Agreement is a valid and binding obligation of Schwartz, enforceable against him in accordance with its terms. No other act on the part of Schwartz is necessary to authorize this Agreement or the transactions contemplated hereby.

Section  3.3     Capitalization.  The capitalization of Metropolitan, Ruffnation
                 --------------
and Snipes as of the date hereof, including the authorized capital stock and the number of shares issued and outstanding of each class of capital stock, or membership interests, as applicable, is set forth on Schedule 3.3. Schwartz owns
                                                     ------------
all of the issued and outstanding shares of capital stock of Metropolitan and Metropolitan owns all of the issued and outstanding membership interest of
Ruffnation  and  Snipes  as  set  forth on Schedule 3.3.  Except as described on
                                           ------------
Schedule 3.3, each of Schwartz and Metropolitan has good and marketable title to
    --------
all of the shares of capital stock and membership interests, as applicable, set forth therein, free and clear of all encumbrances and restrictions, legal or equitable, of every kind, except for restrictions on transfer imposed by federal or state securities laws. Schwartz has full and unrestricted legal right, power, and authority to sell, assign, and transfer the shares of capital stock of Metropolitan, without obtaining the consent or approval of any other person, entity, or governmental authority and the delivery of the shares of capital stock to Purchaser pursuant to this Agreement will transfer valid title thereto, free and clear of all encumbrances, claims, and restrictions of every kind, except for restrictions on transferability imposed by federal and state securities laws. All of the shares of capital stock of Metropolitan and membership interests of Ruffnation and Snipes have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding subscriptions, stock options, warrants or other agreements or commitments obligating Metropolitan to issue additional shares of its capital stock or options, warrants or other securities convertible into or exchangeable for shares of its capital stock, or obligating Ruffnation or Snipes to issue additional units of their respective membership interests or options, warrants or other securities convertible into or exchangeable for units of their membership interests.

Section  3.4     No Violation.  Neither the execution or delivery by Schwartz of
                 ------------
this Agreement or any agreement contemplated hereby, nor the performance by Schwartz of the transactions contemplated hereby or thereby (i) conflicts with, or constitutes a breach or default under (A) the articles of incorporation or by-laws of Metropolitan, (B) the certificate of formation or operating agreement of Ruffnation, (C) the certificate of formation or operating agreement of Snipes, (D) any applicable judgment, order, writ, injunction or decree of any court or (E) any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (ii) except for the consents required prior to the consummation of the transactions contemplated by this Agreement as set forth on Schedule 3.14or except as set forth on
                                         --------------
Schedule 3.4, violates, conflicts with, or constitutes a default (or an event or
       -----
condition that, with notice or lapse of time or both, would constitute a default) under, or results in the termination of, or accelerates the performance required by, or causes the acceleration of the maturity of any liability or obligation pursuant to, or results in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the property or assets of Metropolitan, Ruffnation or Snipes under any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Metropolitan, Ruffnation or Snipes is a party or by which Metropolitan, Ruffnation or Snipes may be bound or affected or to which any of the property or assets of Metropolitan, Ruffnation or Snipes may be subject.

Section  3.5     Financial  Statements.  The  balance  sheets  of  Metropolitan,
                 ---------------------
Ruffnation and Snipes at December 31, 2001 and March 31, 2002 (the balance sheet of each of Metropolitan, Ruffnation and Snipes as of March 31, 2002, the "Balance Sheet" of each company) and the statements of income, changes in
       --------
stockholders' equity and cash flows for the period from January 1, 1999 through December 31, 2001 and the three month period ended March 31, 2002 heretofore provided to Purchaser are true, complete and accurate and, with respect to such balance sheets and the notes thereto, fairly present the assets, liabilities and financial condition of each of Metropolitan, Ruffnation and Snipes as of the respective dates thereof and, with respect to such statements of income, changes in stockholders' equity and cash flows and the notes thereto, fairly present the results of operations of Metropolitan, Ruffnation and Snipes for the periods referred to therein, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise specifically disclosed therein.

Section 3.6     No Undisclosed or Contingent Liabilities.  Neither Metropolitan,
                ----------------------------------------
Ruffnation nor Snipes has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) that are not fully reflected on the Balance Sheet, except for liabilities and obligations incurred in the ordinary course of business since the date thereof, and there is no basis for the assertion against either Metropolitan, Ruffnation or Snipes of any liability or obligation of any nature whatsoever not fully reflected on the Balance Sheet.

Section 3.7     Absence of Certain Changes.  Except as set forth on Schedule 3.7
                --------------------------                          ------------
and except for the transfer of the ownership interests of Ruffnation and Snipes to Metropolitan, since the date of the Balance Sheet, each of Metropolitan, Ruffnation and Snipes has conducted its business only in the ordinary course and consistent with past practice, and has not:

(a) Suffered any material adverse change in its operations, condition (financial or otherwise), assets, liabilities, earnings, working capital or prospects;

(b) Incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) except immaterial items incurred in the ordinary course of business and consistent with past practice (including obligations or liabilities arising from one transaction or a series of related or similar transactions, and all periodic installments or payments under any lease or other agreement providing for periodic installments or payments, as a single obligation or liability), or increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

(c) Paid, discharged or satisfied any claims, liabilities or obligations (absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Balance Sheet;

(d) Permitted or allowed any of its assets to be subjected to any mortgage, pledge, lien, security interest encumbrance, restriction or charge of any kind;

(e) Written down the value of any inventory or written off as uncollectible any notes or accounts receivable;

(f)     Canceled  any debts or waived any claims or rights of substantial value;

(g) Sold, transferred or otherwise disposed of any of its properties or assets, except in the ordinary course of business and consistent with past practice;

(h) Disposed of or permitted to lapse any rights to the use of any patent, trademark, trade name, service mark or copyright, or disposed of or disclosed to any person any trade secret, formula, process or know-how not theretofore a matter of public knowledge;

(i) Granted any general increase in the compensation of employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment) or any increase in the compensation payable or to become payable to any employee, and no such increase is customary on a periodic basis or required by agreement or understanding;

(j) Made any capital expenditure or commitment for additions to its property, equipment or intangible capital assets;

(k) Made any change in any method of accounting or accounting practice or failed to maintain its books, accounts and records in the ordinary course of business and consistent with past practice;

(l) Failed to maintain any properties or equipment in good operating condition and repair;

(m) Failed to maintain in full force and effect all existing policies of insurance at least at such levels as were in effect prior to such date or canceled any such insurance or taken or failed to take any action that would enable the insurers under such policies to avoid liability for claims arising out of occurrences prior to the Closing;

(n) Entered into any transaction or made or entered into any material contract or commitment, or terminated or amended any material contract or commitment, except in the ordinary course of business and consistent with past practice, and not in excess of current requirements;

(o) Taken any action that could have a material adverse effect on its business organization or its current relationships with its employees, suppliers, distributors, advertisers, subscribers or others having business relationships with it;

(p) Declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of its capital stock or other securities; or

(q) Agreed in writing or otherwise to take any action with respect to any of the matters described in this Section 3.7.


Section  3.8     Litigation,  Orders.  Except as set forth on Schedule 3.8 there
                 -------------------                          ------------
are no claims, actions, suits, proceedings, investigations or inquiries pending before any court, arbitrator or governmental or regulatory official or office, or threatened against or affecting either Metropolitan, Ruffnation or Snipes or questioning the validity of this Agreement, the transactions contemplated hereby or any action taken or to be taken by Schwartz pursuant to this Agreement or pursuant to any other agreement contemplated hereby, at law or in equity, before or by any federal, state, local or foreign governmental authority; nor is there any valid basis for any such claim, action, suit, proceeding, inquiry or investigation. Neither Metropolitan, Ruffnation nor Snipes is subject to any judgment, order or decree entered in any lawsuit or proceeding that has had or may have a material adverse effect on Metropolitan's, Ruffnation's or Snipes' ability to acquire any property for the use or benefit of Metropolitan, Ruffnation or Snipes or to conduct their respective businesses in any area.

Section  3.9     Title  to  Properties;  Encumbrances.  Except  as  set forth on
                 ------------------------------------
Schedule  3.9,  neither  Metropolitan,  Ruffnation nor Snipes owns or leases any
-------------
real property. Except as set forth on Schedule 3.9, each of Metropolitan, Ruffnation and Snipes has good, marketable and defensible title to all of its properties and assets, including any vehicles, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, that do not materially detract from the value of or interfere with the present use of the property affected thereby or that would not and are not reasonably likely to have a Material Adverse Effect; and all leases pursuant to which each of Metropolitan, Ruffnation or Snipes leases other real or personal property, including any vehicles, are in good standing, valid and effective in accordance with their respective terms, and there is not under any such lease any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default).

Section  3.10     Equipment.  The  equipment of each of Metropolitan, Ruffnation
                  ---------
and Snipes has no known material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such equipment is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

Section  3.11     Compliance  with  Law.  Each  of  Metropolitan, Ruffnation and
                  ---------------------
Snipes is currently in compliance in all material respects with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees, writs and injunctions of all federal, state, local or foreign governmental authorities (collectively, "LAWS"), including all Laws relating to the safe conduct of their respective business, environmental protection and conservation, antitrust, taxes, consumer protection, currency exchange, equal opportunity, health, sanitation, fire, zoning, building, occupational safety, pension, securities and trademark and copyright; and neither Metropolitan, Ruffnation nor Snipes has received notification in the last three years of any asserted present or past failure to so comply. Neither Metropolitan, Ruffnation nor Snipes is required to obtain any permits, licenses or other authorizations under the Laws for either of them to conduct their respective business.

Section  3.12     Contracts  and  Commitments
                  ---------------------------
(a)     Schedule 3.12(a)sets forth complete and accurate lists of the following:
        ----------------

     (i) all real property and the location thereof and the description of any structures located thereon that are owned, leased or operated by either Metropolitan, Ruffnation or Snipes together with the annual rental and unexpired lease term and identity of the owner of any real property leased;

     (ii) all employment, consulting or agency agreements to which either Metropolitan, Ruffnation or Snipes is a party or is otherwise bound, other than oral employment agreements relating to at-will employees which are terminable on notice without payment of severance or other remuneration based on separation;

     (iii) all contracts or agreements, whether oral or written, which either Metropolitan, Ruffnation or Snipes, or any of their affiliates listed on
Schedule 3.1, has entered into with any recording artists, musicians, engineers, writers, publishers, producers, directors, actors, athletes, performers, manufacturers, distributors or other third parties;

     (iv) except for standard vendor invoices for which payment is due at least thirty (30) days after the invoice date, each evidence of indebtedness, note, advance, instrument or agreement defining the terms on which any debt of, or guarantees by or letter of credit entered into or issued by either Metropolitan, Ruffnation or Snipes and all security and other agreements related thereto;

     (v) all contracts to which either Metropolitan, Ruffnation or Snipes is party not denominated in U.S. dollars;

     (vi) all contracts or agreements containing covenants that in any way purport to restrict the business activity of or limit the freedom of either Metropolitan, Ruffnation or Snipes to engage in any line of business or to compete with any Person;

     (vii) all contracts providing for payments to or by any individual, corporation, limited liability company, limited liability partnership, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Securities Exchange Act of 1934, as amended) (collectively, a "PERSON") based on sales, purchases, or profits, other than direct payments for goods or involving a sharing of profits, losses, costs or liabilities by either Metropolitan, Ruffnation or Snipes with any other Person;

     (viii) all powers of attorney of either Metropolitan, Ruffnation or Snipes that are currently effective and outstanding;

     (ix) all contracts entered into other than in the ordinary course of business consistent with past practices;

     (x) all contracts that contain or provide for an express undertaking by either Metropolitan, Ruffnation or Snipes to be responsible for consequential damages;

     (xi) all outstanding loans or advances (excluding advances for ordinary and necessary business expenses) by either Metropolitan, Ruffnation or Snipes to any of their respective officers, directors, stockholder or members or any member of the immediate families of such officers, directors, stockholders or members of either Metropolitan, Ruffnation or Snipes;

     (xii) except for standard purchase orders for which payment or delivery is due within 30 days, all contracts, commitments or agreements to which either Metropolitan, Ruffnation or Snipes is a party or is otherwise bound and which involve future payments, performance of services or delivery of goods to or by either Metropolitan, Ruffnation or Snipes; and

     (xiii) any other contract agreement or commitment that is material to the business of either Metropolitan, Ruffnation or Snipes.

(b) Each of Metropolitan, Ruffnation and Snipes and, to the best of Schwartz's knowledge, all other parties to the contracts, commitments, instruments and agreements required to be listed on Schedule 3.12(a)have
                                                            ----------------
complied with the provisions thereof in all material respects, no party is in material default thereunder, and no event has occurred which, but for passage of time or the giving of notice or both, would constitute a material default thereunder. Except as set forth on Schedule 3.14, no contract, commitment,
                                         -------------
instrument  or  agreement  listed on Schedule 3.12(a)requires the consent of any
                                     ----------------
party thereto in order to consummate the transaction contemplated hereby, except for such consents already obtained.

(c) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to either Metropolitan, Ruffnation or Snipes under current or completed contracts with any Person having the contractual or statutory right to demand or require such renegotiation of no such Person has made written demand for such renegotiation.

(d)     (i)     Except  as  set  forth on Schedule 3.12(d) neither Metropolitan,
                                          ----------------
Ruffnation nor Snipes is a party to or bound by any contracts or commitments that are not cancelable by Metropolitan, Ruffnation or Snipes on notice of not longer than 30 days without payment of any penalty or other fee;

               (ii) Subject to obtaining any requisite consents of third parties, all of which have been identified on Schedule 3.14, the enforceability
                                               -------------
of the contracts and commitments referred to in Section 3.12(a) will not be affected in any manner by execution and delivery of this Agreement or the consummation of the transaction contemplated hereby or by the other agreements referred to herein:

               (iii)     Except  as  set  forth  on  Schedule  3.12(d)  neither
                                                     -----------------
Metropolitan, Ruffnation nor Snipes is a party to or bound by any contracts or commitments with officers, employees, agents, consultants, advisors, salesmen, sales representative, distributors or dealers that are not cancelable by it on notice of not longer than 30 days and without liability, penalty or premium, or any agreement or arrangement providing for the payment of any bonus or commission based on sales or earnings; and

          (iv)     Except  set  forth  on Schedule 3.12(d) neither Metropolitan,
                                          ----------------
Ruffnation nor Snipes is a party to or bound by any employment agreement or any other agreement that contains any severance or termination pay, liabilities or obligations.

Section  3.13     Taxes.
                  -----
(a) Each of Metropolitan, Ruffnation and Snipes has timely filed (including any applicable extension periods) all tax reports, returns and forms required to be filed by applicable federal, state, local or foreign tax laws, and all such reports, returns and forms are correct and complete; copies of all tax returns for each of Metropolitan, Ruffnation and Snipes in respect of all years not barred by the statute of limitations have been delivered by Schwartz to Purchaser. None of Metropolitan's, Ruffnation's or Snipes' tax returns have been examined or audited by the Internal Revenue Service or any other state or local taxing authority.

(b) Each of Metropolitan, Ruffnation and Snipes has timely paid all federal, state, local and foreign income, payroll, withholding, excise, sales, use, real and personal property, use and occupancy, business and occupancy, business and occupation, mercantile, real estate, capital stock and franchise or other tax due or claimed to be due from either Metropolitan, Ruffnation or Snipes by the Internal Revenue Service or any Authority. No tax liens have been filed on any property or assets of either Metropolitan, Ruffnation or Snipes and no claims are being asserted with respect to any taxes.

(c) Each of Metropolitan, Ruffnation and Snipes has complied with all applicable laws, rules and regulations relating to the payment and withholding of taxes and has withheld all amounts required by law to be withheld from the wages or salaries of its employees, and is not liable for any taxes or other charges for failure to comply with such laws, rules and regulations.


Section  3.14     Consents and Approvals.  Except as set forth on Schedule 3.14,
                  ----------------------                          -------------
neither Schwartz, Metropolitan, Ruffnation nor Snipes is required to obtain, transfer or cause to be transferred any consent, approval, license, permit or authorization of, or make any declaration, filing or registration with, any third party or any governmental or regulatory authority in connection with (a) the execution and delivery of this Agreement, (b) the execution and delivery of any agreement contemplated hereby, (c) the consummation of the transactions contemplated hereby or thereby or (d) the ownership and operation by Purchaser of either Metropolitan, Ruffnation or Snipes.


Section  3.15     Insurance.  All  policies  of  fire, medical, life, liability,
                  ---------
product liability, workmen's compensation, health and other forms of insurance currently in effect with respect to either Metropolitan's, Ruffnation's or Snipes' business are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation, termination or non-renewal has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which either Metropolitan, Ruffnation or Snipes is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for each of Metropolitan's, Ruffnation's and Snipes' business; and the coverage provided thereby, with respect to any act or event occurring on or prior to the Closing Date, will not in any way be affected by or terminate or lapse by reason of the transactions contemplated by this Agreement. No risks with respect to Metropolitan's, Ruffnation's or Snipes' business are or have been designated by either Metropolitan, Ruffnation or Snipes as being self-insured. Neither Metropolitan, Ruffnation nor Snipes has been refused any insurance nor has its coverage been limited by any insurance carrier to which it has applied for such insurance or with which it has carried such insurance in the last three years.


Section  3.16     Customers  and  Suppliers.  No  material  adverse  change  has
                  -------------------------
occurred  in  the  business  relationship  of either Metropolitan, Ruffnation or

Snipes with any of their respective significant customers or suppliers and, to Schwartz's knowledge, no facts exist and no events have occurred that could reasonably be expected to result in a material adverse change to any such relationship.

Section  3.17     Accounts  Receivable.  All  accounts  receivable  of  each  of
                  --------------------
Metropolitan, Ruffnation and Snipes, whether reflected on the Balance Sheet or subsequently created through the Closing Date, represent sales actually made or services actually performed in the ordinary course of business and are current and either have been collected in full or will be collectable in full, without any setoff.

Section  3.18     Certain  Interests.  Schwartz  does not have (a) any direct or
                  ------------------
indirect interest (other than the ownership of less than one percent of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with either Metropolitan, Ruffnation or Snipes or (b) any direct or indirect interest in any property or assets used by, or relating to, either Metropolitan or Ruffnation or their respective business, except through the ownership of Metropolitan's capital stock, Ruffnation's membership interests or Snipes' membership interests.


Section  3.19     Intellectual  Property.
                  ----------------------
     (a)  Except  as set forth on Schedule 3.19 each of Metropolitan, Ruffnation
                                  -------------
and Snipes owns, free and clear of all liens, mortgages, security interests, charges and encumbrances and has good and marketable title to, or holds adequate licenses or otherwise possesses all rights necessary to use, all patents, trademarks, service marks, trade names, copyrights (including any applications for any of the foregoing), inventions, discoveries, processes, know-how, trade secrets, scientific, technical, engineering and marketing data, object and source codes, and techniques used or proposed to be used in, or necessary for, the conduct of their respective business as now conducted or proposed to be conducted (collectively, the "INTELLECTUAL PROPERTY"). Schedule 3.19 includes a
                                                        -------------
list of all Intellectual Property owned or held by each of Metropolitan, Ruffnation and Snipes.

     (b)  All  patents,  trademarks  and  copyrights  constituting a part of the
Intellectual  Property  are  valid,  subsisting  and  enforceable,  and are duly recorded in the name of either Metropolitan, Ruffnation or Snipes or one of their subsidiaries listed on Schedule 3.1.
                                 -------------
     (c) Each of Metropolitan, Ruffnation and Snipes has the sole and exclusive right to use all of its respective Intellectual Property in all jurisdictions in which it conducts or proposes to be conducting its business, and the consummation of the transactions contemplated hereby will not alter or impair any such rights.

     (d) No claims have been asserted by any person challenging or questioning the ownership, validity, enforceability or use by either Metropolitan, Ruffnation or Snipes of any of the Intellectual Property and, to the knowledge of Schwartz, there is no valid basis for any such claim, and the use or other exploitation of the Intellectual Property by either Metropolitan, Ruffnation or Snipes does not infringe on or dilute the rights of any person; and, to the knowledge of Schwartz, no other person is infringing on the rights of either Metropolitan, Ruffnation or Snipes with respect to any of the Intellectual Property.

     (e) Each of Metropolitan, Ruffnation and Snipes has taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets and other confidential information.

     (f) Schwartz has delivered to Purchaser all documents with respect to any invention, process, design, computer program or other know-how or trade secret included in the Intellectual Property, which documents are accurate in all material respects and reasonably sufficient in detail and content to identify and explain such invention, process, design, computer program or other know-how or trade secret and to facilitate its full and proper use without reliance on the special knowledge or memory of any person.


Section  3.20     Employee  Benefit  Plans.
                  ------------------------

(a) Other than a plan pursuant to Section 401(k) of the Code and health and life insurance policies (the "EMPLOYEE PLANS"), neither Metropolitan, Ruffnation nor Snipes maintains any bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance or termination pay, medical or life insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plans, agreements or arrangements and other similar fringe or employee benefit plans, programs or arrangements, written or otherwise, for the benefit of, or relating to, any current or former employee of either Metropolitan, Ruffnation or Snipes. Neither Metropolitan, Ruffnation or Snipes is required to make any contributions under such 401(k) plan, a true and correct copy of which has been delivered to Purchaser.

(b) None of the Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person, (i) there has been no transaction or failure to act with respect to any Employee Plan that could result in any material liability of either Metropolitan, Ruffnation or Snipes; and (ii) all Employee Plans are in compliance in all material respects with the requirements prescribed by all statutes, orders or governmental rules and regulations currently in effect with respect thereto, and each of Metropolitan, Ruffnation and Snipes has performed all material obligations required to be performed by it under, is not in any material respect in default under or in violation of, and has no knowledge of any default or violation by any other party to, any of the Employee Plans except as to which such non-compliance, non-performance or default would not result and is not reasonably likely to result in a Material Adverse Effect.

(c) There are no actions, suits or claims pending or threatened by former or present employees of either Metropolitan, Ruffnation or Snipes (or their beneficiaries) with respect to Employee Plans or the assets or fiduciaries thereof (other than routine claims for benefits).

Section  3.21     Labor  Matters.
                  --------------
(a) Each of Metropolitan, Ruffnation and Snipes has and is currently complying in all material respects with all applicable laws relating to employment and employment practices, terms and conditions of employment, and wages and hours, and is not engaged in any unfair labor practice or unlawful employment practice;

(b)     There  is  no  unfair  labor practice charge or complaint against either
Metropolitan, Ruffnation or Snipes pending or threatened before the National Labor Relations Board nor, to the knowledge of Schwartz, is there any basis for any such charge or complaint;

(c) There is no labor strike, slowdown or work stoppage pending or threatened against either Metropolitan, Ruffnation or Snipes;

(d) Neither Metropolitan, Ruffnation nor Snipes has experienced any significant work stoppages or been a party to any proceedings before the National Labor Relations Board involving any significant issues or been a party to any arbitration proceeding arising out of or under collective bargaining agreements; and

(e)     There  is  no  charge  or complaint pending or threatened against either
Metropolitan, Ruffnation or Snipes before the Equal Employment Opportunity Commission or the Department of Labor or any state or local agency of similar jurisdiction. No employees of either Metropolitan, Ruffnation or Snipes are represented by any labor union and there is no collective bargaining agreement in effect with respect to such employees. To the knowledge of Schwartz, no labor union has engaged in any organizing activities with respect to either Metropolitan's, Ruffnation's or Snipes' employees.


Section  3.22     Personnel.  Schedule  3.22  contains  an accurate and complete
                  ---------   --------------
list of (a) the names, titles and current salaries of all officers of each of Metropolitan, Ruffnation and Snipes and (b) the wage rates for non-salaried and non-executive salaried employees of each of Metropolitan, Ruffnation and Snipes by classification. Neither Metropolitan, Ruffnation nor Snipes is in default with respect to any obligation to any of its employees.


Section  3.23     Bank  Accounts.  Schedule  3.23  sets  forth  the  names  and
                  --------------   --------------
locations of all banks, trust companies, savings and loan associations and other financial institutions at which either Metropolitan, Ruffnation or Snipes has accounts or safe deposit boxes and the names of all persons authorized to draw thereon or to have access thereto.


Section  3.24     Environmental.
                  -------------
(a) Neither Metropolitan, Ruffnation nor Snipes is required to obtain any permits, licenses or other authorizations under federal, state and local laws, rules and regulations relating to pollution or protection of the environment (collectively, the "ENVIRONMENTAL LAWS").

(b) Each of Metropolitan, Ruffnation and Snipes is in full compliance with all Environmental Laws and has not received any notice alleging non-compliance. There is no civil, criminal or administrative action, suit, demand, claim, investigation, proceeding, notice or demand letter pending or threatened against each of Metropolitan, Ruffnation and Snipes relating in any way to any Environmental Laws.

(c) There are no past or present events or conditions relating to either Metropolitan, Ruffnation or Snipes that may interfere with or prevent compliance with any Environmental Laws or that may give rise to any common law or other legal liability thereunder.


Section  3.25     Disclosure.  No  representation  or  warranty  by  Schwartz
                  ----------
contained in this Agreement, and no statement contained in any document, list, certificate or other writing furnished or to be furnished by or on behalf of either Metropolitan, Ruffnation, Snipes or Schwartz to Purchaser or any of its representatives in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to Schwartz as of the date hereof and as of the Closing Date (except for representations and warranties that expressly relate to a different date) as follows:

Section  4.1     Organization,  Etc.  Purchaser is a corporation duly organized,
                 ------------------
validly existing and in good standing under the laws of the State of South Carolina. A copy of the articles of incorporation of Purchaser has been delivered to Schwartz, and such copy is complete and correct and in full force and effect on the date of this Agreement.

Section  4.2     Authorization.  Purchaser has all requisite power and authority
                 -------------
to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. Purchaser has taken all action required by law and its articles of incorporation or otherwise to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. No other act or proceeding on the part of Purchaser is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement is a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

Section  4.3     No  Violation.  Neither  the  execution  or  delivery  of  this
                 -------------
Agreement by Purchaser, nor the performance by Purchaser of the transactions contemplated hereby (i) conflicts with, or constitutes a breach or default under
(A) the articles of incorporation of Purchaser, (B) any applicable law, or any applicable rule, judgment, order, writ, injunction or decree of any court or (C) any applicable rule or regulation of any administrative agency or other governmental or regulatory authority or (ii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, or results in the termination of, or accelerates the performance required by, or causes the acceleration of the maturity of any liability or obligation pursuant to, or results in the creation or imposition of any security interest, lien, charge or other encumbrance upon any of the property or assets of Purchaser under any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Purchaser is a party or by which Purchaser may be bound or affected or to which any of the property or assets of Purchaser may be subject.

Section  4.4     Validity  of  Stock.  The  shares of Purchaser Common Stock and
                 -------------------
Purchaser Preferred Stock to be issued as the Share Exchange Consideration pursuant to this Agreement shall be duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof, and will not be subject to preemptive rights.

Section  4.5     SEC  Documents.  Purchaser  has  filed  all  documents with the
                 --------------
Securities and Exchange Commission required to be filed by Purchaser under the Securities Act of 1933, as amended ("SECURITIES ACT") or the Exchange Act of 1934, as amended (the "EXCHANGE ACT") (the "PURCHASER SEC DOCUMENTS"). As of their respective dates, the Purchaser SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and as of their respective dates and as of the dates as amended or supplemented prior to the date hereof, none of the Purchaser SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section  4.6     No  Undisclosed or Contingent Liabilities.  Except as listed on
                 -----------------------------------------
Schedule 4.6, Purchaser does not have any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise and whether due or to become due) that are not fully reflected on the Purchasers balance sheet dated July 31, 2002, except for liabilities and obligations incurred in the ordinary course of business since the date thereof, and there is no basis for the assertion against Purchaser of any liability or obligation of any nature whatsoever not fully reflected on such balance sheet.

                                    ARTICLE V
                     CONDITIONS TO OBLIGATIONS OF PURCHASER

     The obligations of Purchaser under this Agreement are subject to the satisfaction, at or before the Closing, of each of the following conditions (provided that such conditions are solely for the benefit of and may be waived by, Purchaser):

Section  5.1     Representations  and  Warranties.  The  representations  and
                 --------------------------------
warranties of Schwartz contained herein, and the statements contained in any Schedule , instrument, list, certificate or writing delivered by Schwartz pursuant to this Agreement, shall be true, complete and accurate as of the date when made and as of the Closing Date as though such representations and warranties were made at and as of such dates, unless otherwise expressly provided in this Agreement.

Section  5.2     Performance.  Schwartz shall have performed and complied in all
                 -----------
material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by Schwartz at or prior to the Closing.

Section  5.3     No  Proceeding  or  Litigation.  There shall not be threatened,
                 ------------------------------
instituted or pending any suit, action, investigation, inquiry or other proceeding by or before any court or govern-mental or other regulatory or administrative agency or commission requesting or looking toward an order, judgment, decree or injunction that restrains or prohibits the consummation of any of the transactions contemplated hereby or could have a Material Adverse Effect.

Section  5.4     Seller's  Certificate.  Schwartz  shall  have  delivered  to
                 ---------------------
Purchaser a certificate, dated as of the Closing Date, certifying (i) the fulfillment of the conditions specified in this Article V, (ii) Metropolitan's articles of incorporation and by-laws attached thereto, (iii) Ruffnation's certificate of organization and evidence of Metropolitan's ownership of all of the membership interests of Ruffnation (iv) Snipes' certificate of organization and evidence of Metropolitan's ownership of all of the membership interests of Snipes.

Section  5.5     Opinion  of Counsel to Schwartz.  Purchaser shall have received
                 -------------------------------
an opinion of Erskine, Wolfson, Gibbon and Fisher, counsel to Schwartz, dated as of the Closing Date, in form reasonably satisfactory to Purchaser.

Section  5.6     Documents.  All  other documents to be delivered by Schwartz to
                 ---------
Purchaser at the Closing shall be satisfactory in form and substance to Purchaser.

Section  5.7     Consents  and  Approvals.  All  licenses,  permits,  consents,
                 ------------------------
approvals and authorizations of all third parties and governmental bodies and agencies shall have been obtained that are necessary, in the opinion of counsel to Purchaser, in connection with (a) the execution and delivery by Schwartz of this Agreement, (b) the consummation by Schwartz of the transactions contemplated hereby or (c) the ownership and operation by Purchaser of each of Metropolitan, Ruffnation and Snipes and copies of all such licenses, permits, consents, approvals and authorizations shall have been delivered to Purchaser.

Section  5.8     Employment  Agreement.  Schwartz  shall  have  entered  into an
                 ---------------------
employment agreement with Purchaser with material terms that are equivalent to the material terms set forth in the draft agreement attached as Exhibit "B" hereto.

Section  5.9     Restrictive  Covenants.  Schwartz  shall  not be subject to any
                 ----------------------
restrictive covenants prohibiting his participation, employment with or ownership of any company that participates in the recorded music business or any other industry in which either Metropolitan, Ruffnation, Snipes or the Purchaser participates or plans to participate in subsequent to the Share Exchange.

                                   ARTICLE VI
                      CONDITIONS TO OBLIGATIONS OF SCHWARTZ

     The obligations of Schwartz under this Agreement are subject to the satisfaction, at or before the Closing, of each of the following conditions (provided that such conditions are solely for the benefit of, and may be waived by, Schwartz):

Section  6.1     Representations  and  Warranties.  The  representations  and
                 --------------------------------
warranties of Purchaser contained herein shall be true, complete and accurate as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date, except as otherwise expressly provided in this Agreement.

Section 6.2     Performance.  Purchaser shall have performed and complied in all
                -----------
material respects with all agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

Section  6.3     Officer's  Certificate.  Purchaser  shall  have  delivered  to
                 ----------------------
Schwartz a certificate, dated as of the Closing Date, executed by an authorized officer of Purchaser, certifying to the fulfillment of the conditions specified in this Article VI.

Section  6.4     Secretary's Certificate.  Purchaser shall deliver to Schwartz a
                 -----------------------
certificate, dated as of the Closing Date, executed by the secretary of Purchaser certifying as to Purchaser's articles of incorporation, by-laws and resolutions adopted by Purchaser's board of directors attached thereto.

Section 6.5     No Injunction.  On the Closing Date, there shall be no effective
                -------------
injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby.

                                  ARTICLE VII
            CONDUCT OF METROPOLITAN, RUFFNATION AND SNIPES BUSINESS

Section  7.1     Conduct  of  Businesses  Prior to the Closing Date.  During the
                 --------------------------------------------------
period from the date of this Agreement to the Closing Date, except as expressly contemplated or permitted by this Agreement (including the Schedules), each of Metropolitan, Ruffnation and Snipes shall (a) conduct its business in the ordinary course, (b) use best efforts to maintain and preserve intact its business organization, employees and advantageous business relationships and retain the services of its key officers and key employees and (c) take no action which would adversely affect or delay the ability of either Schwartz or Purchaser to obtain any necessary approvals of any third party required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby or thereby.

Section 7.2     Forbearances.  During the period from the date of this Agreement
                ------------
to the Closing Date, except as expressly contemplated or permitted by this Agreement, neither Metropolitan, Ruffnation nor Snipes shall, without the prior written consent of Purchaser:

(a) other than in the ordinary course of business, incur any indebtedness for borrowed money or any indebtedness that constitutes the deferred purchase price of any property or assets, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or make any loan or advance;

(b)     adjust,  split,  combine  or  reclassify  any  capital  stock;

(c) make, declare or pay any dividend (whether in cash or property), or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock;

(d) grant any stock appreciation rights or grant any individual, corporation or other entity any right to acquire any shares of its capital stock;

(e)     issue  any  additional  shares  of  capital  stock;

(f) sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or assets (including, without limitation, cash) to any individual, corporation or other entity, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, except in the ordinary course of business or pursuant to contracts or agreements in force at the date of this Agreement;

(g) except pursuant to contracts or agreements in force at the date of or permitted by this Agreement, make any investment in, either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets, any other individual, corporation or other entity;

(h) except for transactions in the ordinary course of business, terminate, or waive any material provision of, any contract, or make any change in any instrument or agreement governing the terms of any of its securities, or material lease or contract, other than normal renewals of contracts and leases without material adverse changes of terms;

(i) increase in any manner the compensation or fringe benefits of any of its employees or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees or become a party to, amend or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee other than in the ordinary course of business, or accelerate the vesting of, or the lapsing of restrictions with respect to, any stock options or other stock-based compensation;

(j) solicit or encourage from any third party or enter into any negotiations, discussions or agreement in respect of, or authorize any individual, corporation or other entity to solicit or encourage from any third party or enter into any negotiations, discussions or agreement in respect of, or provide or cause to be provided any confidential information in connection with, any inquiries or proposals relating to the conveyance, sale, lease, transfer or other disposition of all or a substantial portion of its business, property or assets, or the acquisition of its capital stock or securities convertible into capital stock, or the share exchange, merger or consolidation, whether in one transaction or a series of transactions, of it with any corporation or other entity, other than as provided by this Agreement (and each party shall promptly notify the other of all of the relevant details relating to all inquiries and proposals which it may receive relating to any of these matters);

(k) settle any material claim, action or proceeding involving money damages, except in the ordinary course of business;

(l) make any material capital expenditures, make any material changes in its current method of conducting business, or liquidate, dissolve or suffer any liquidation or dissolution;

(m) make any material payment of principal of any debt, with a maturity of more than one year, for borrowed money or for the deferred purchase price of property or services except at the stated maturity of the debt or as required by mandatory prepayment provisions relating thereto (subject to any subordination provisions applicable thereto);

(n) enter into any material agreement or become liable under any material agreement for the lease, hire or use of any real or personal property, or enter into any material sale/leaseback arrangement with respect to any real or personal property which now owned or hereafter acquired;

(o) incur or make any optional prepayment of, or purchase, redeem or otherwise acquire, or amend any provision pertaining to the subordination, or the terms of payment of, any subordinated debt;

(p) create, incur, assume or suffer to exist any lien or encumbrance of any kind upon any of its properties, assets, income or profits, whether borrowed or hereafter acquired;

(q) amend its articles of incorporation or its by-laws or certificate of organization or operating agreement, as applicable;

(r) take any action that is intended or expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Closing Date, or in any of the conditions to the Share Exchange not being satisfied or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

(s) implement or adopt any change in its accounting principles, practices or methods, other than as may be required by general accepted accounting principles or regulatory guidelines; or

(t) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this
Section  7.2.

                                  ARTICLE VIII
                              ADDITIONAL COVENANTS

Section  8.1     Repayment  of Existing Indebtedness.  Metropolitan is presently
                 -----------------------------------
indebted to Founders Bank in the amount of approximately $150,000 as evidenced by a promissory note dated August 21, 2001 (the "FOUNDERS LOAN"); Ruffnation is indebted to Schwartz in the amount of approximately $1,100,000 as evidenced by a promissory note dated May 1, 2002 (the "SCHWARTZ LOAN"); and Snipes is indebted to various other lenders in the amount of approximately $435,000,

$400,000 of which is evidenced by a promissory note dated June 27, 2002 (the "SNIPES LOANS"). The Purchaser and Schwartz each hereby agree that if any sales of the Purchaser's equity or debt securities are consummated subsequent to the Closing Date the proceeds thereof will be used to repay the indebtedness described above as follows:

(a) First, up to one-hundred (100%) of such proceeds, in the discretion of the CEO of the Purchaser, will be used to repay the Founders Loan;

(b) Second, up to fifty percent (50%) of such proceeds, in the discretion of the CEO of the Purchaser, will be used to repay the Schwartz Loan; and

(c) Third, subsequent to repayment in full of the Schwartz Loan, fifty percent (50%) of such proceeds will be used to repay the Snipes Loans.


Section  8.2     Issued  and  Outstanding Common Stock.  As of the Closing Date,
                 -------------------------------------
Purchaser will have no more than eighteen million (18,000,000) shares of its common stock issued and outstanding on a fully diluted basis (excluding the Purchaser Common Stock).

Section  8.3     Consulting  Agreement.  Purchaser shall enter into a consulting
                 ---------------------
agreement with HMA Associates, Inc. effective as of the Closing Date, pursuant to which HMA Associates, Inc. will continue to provide consulting services to Purchaser in exchange for a consulting fee of $180,000, payable in increments of five thousand dollars ($5,000) per month over a period of thirty-six (36) months from the Closing Date.

Section  8.4     Further  Action.  Upon  the terms and subject to the conditions
                 ---------------
hereof, each of the parties hereto shall in good faith use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to make in a timely manner all necessary filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to the obligations under this Agreement.

Section  8.5     Public  Announcements.  Neither  Purchaser  nor Schwartz shall,
                 ---------------------
without the prior consent of the other party hereto, issue any press release or otherwise make any public statements with respect to the Share Exchange or this Agreement except to the extent advisable under state and federal securities laws (which determination shall be made in consultation with such party's counsel).

Section  8.6     Employment  Agreement.  Schwartz  agrees  that upon the Closing
                 ---------------------
Date  he  shall become a full-time employee of Purchaser and that he shall enter into an employment agreement with Purchaser with material terms that are equivalent to the material terms set forth in the draft agreement attached as Exhibit "B" hereto.
------------

Section  8.7     Cooperation  of  Schwartz.  Schwartz  hereby  covenants  that,
                 -------------------------
subsequent to the date of this Agreement, he shall use his best efforts to ensure that all property rights to each of the assets listed on Schedule 8.7 are
                                                                ------------
transferred  to  Purchaser and that the individuals listed on Schedule 8.7 enter
                                                              ------------
into either service agreements, representation agreements or consulting agreements with the Purchaser or one of its subsidiaries on terms and conditions that are favorable to Purchaser.

                                   ARTICLE IX
                                  TERMINATION

Section 9.1     Termination.  This Agreement may be terminated at any time prior
                -----------
to  the  Closing  Date,  notwithstanding any stockholder approvals thereof:
(a) by mutual written consent duly authorized by the Board of Directors of Purchaser and Schwartz; or (b) by either Purchaser or Schwartz if the Share Exchange shall not have been consummated by October 31, 2002 (provided that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been, in full or in part, the cause of or resulted in, in full or in part, the failure of the Share Exchange to occur on or before such date).

Section  9.2     Effect of Termination.  In the event of the termination of this
                 ---------------------
Agreement pursuant to Section 9.1, this Agreement shall become null and void and there shall be no liability on the part of any party hereto or any of their affiliates, directors, officers or stockholders except (i) as set forth in
Section 10.1, and (ii) nothing herein shall relieve any party from liability for any willful breach hereof.

                                    ARTICLE X
                               GENERAL PROVISIONS

Section 10.1     Survival.  All statements contained in any certificate or other
                 --------
instrument delivered by or on behalf of Schwartz or Purchaser pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall be considered representations and warranties by Schwartz or Purchaser, as the case may be, with the same force and effect as if contained in this Agreement. All representations, warranties, covenants and agreements by Schwartz or Purchaser shall survive the Closing Date for a period of two years after the Closing Date notwithstanding any investigation at any time by or on behalf of any party to which such representation or warranty was given, and shall not be considered waived by the consummation of the Share Exchange contemplated by this Agreement with knowledge of any breach or misrepresentation by any of the parties hereto.

Section  10.2     Notices.  All  notices  and other communications given or made
                  -------
pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered if delivered personally, three days after being sent by registered or certified mail (postage prepaid, return receipt requested), one day after dispatch by recognized overnight courier (provided delivery is confirmed by the carrier) and upon transmission by telecopy, confirmed received, to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address):

If  to  Purchaser:

US  Patriot,  Inc.
111  Presidential  Boulevard
Suite  158
Bala  Cynwyd,  PA  19004
Attention:  Cecile  Coady

With  a  copy  to:

Klehr,  Harrison,  Harvey,  Branzburg  &  Ellers  LLP
260  S.  Broad  Street
Philadelphia,  PA  19102
Telecopier  No.:(215)  568-6603
Attention:     Michael  C.  Forman,  Esq.

If  to  Schwartz:

Christopher  Schwartz
101  Charles  Drive,  2nd  Building
Bryn  Mawr,  PA  19010
Telecopier  No.  (610)  520-3066

With  a  copy  to:

Erskine,  Wolfson,  Gibbon  and  Fisher
2010  Chancellor  Street
Philadelphia,  PA  19103
Telecopier  No.  (215)  563-9332
Attention:  Daniel  J.  Gibbon,  Esq.

Section  10.3     Amendment.  This  Agreement  may  not  be amended except by an
                  ---------
instrument  in  writing  signed  by  the  parties  hereto.

Section  10.4     Waiver.  Any  party hereto may with respect to any other party
                  ------
hereto (a) extend the time for the performance of any of the obligations or other acts, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

Section  10.5     Headings.  The  headings  contained  in this Agreement are for
                  --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 10.6     Severability.  If any term or other provision of this Agreement
                 ------------
is held to be invalid, illegal or incapable of being enforced under any rule of law or public policy by a court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

Section  10.7     Entire  Agreement.  This  Agreement  constitutes  the  entire
                  -----------------
agreement among the parties and supersedes all prior agreements and undertakings both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section  10.8     Assignment.  This Agreement shall not be assigned by operation
                  ----------
of law or otherwise, except by the mutual written consent of the parties hereto.

Section  10.9     Parties In Interest.  This Agreement shall be binding upon and
                  -------------------
inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section  10.10     Failure  or  Indulgence  Not Waiver; Remedies Cumulative.  No
                   --------------------------------------------------------
failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section  10.11     Governing  Law.  This  Agreement  shall  be  governed by, and
                   --------------
construed in accordance with, the laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles.

Section  10.12     Jurisdiction.  The  parties hereto irrevocably consent to the
                   ------------
jurisdiction of the United States federal courts and the state courts located in the Commonwealth of Pennsylvania in any suit or proceeding based on or arising under this Agreement and irrevocably agree that any and all claims arising out of this Agreement or related to the transactions contemplated by this Agreement shall be determined exclusively in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.

Section  10.13     Fees  and  Expenses.  Each party to this Agreement shall bear
                   -------------------
its own costs and expenses in connection with the transactions contemplated by this Agreement, including without limitation, attorney's fees, accounting fees and fees of any investment bankers or other financial advisors.

Section  10.14     Counterparts.  This  Agreement may be executed in one or more
                   ------------
counterparts and by facsimile, each of which when executed shall be deemed an original and all of which taken together shall constitute one and the same Agreement.

Section 10.15     Joint Participation.  Purchaser and Schwartz have participated
                  -------------------
in the drafting of this Agreement and hereby expressly acknowledge such joint participation. No provision of this Agreement shall be construed against any party because such party drafted such provision.

Section  10.16     Exhibits  and Schedules.  All Exhibits and Schedules attached
                   -----------------------
hereto or delivered pursuant to this Agreement are incorporated by reference into, and made a part of, this Agreement.

     IN WITNESS WHEREOF, Purchaser and Schwartz have caused this Agreement to be executed as of the date first written above.

                            US  Patriot,  Inc.


                            By:--------------------------
                            Name:
                            Title:  President

                            -----------------------------
                             Chris  Schwartz